                                                                                                        Exhibit 99

                                     Certification of Chief Executive Officer
                            Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                                   Section 906 of the Sarbanes-Oxley Act of 2002

   I, Robert S. Taubman,  Chief Executive Officer of Taubman Centers,  Inc. (the "Registrant"),  certify that based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report"):

         (i)      The  Report  fully  complies  with the  requirements  of Section  13(a) or  Section  15(d) of the
                  Securities Exchange Act of 1934, as amended; and

         (ii)     The  information  contained  in the  Report  fairly  presents,  in  all  material  respects,  the financial condition and results of operations of the Registrant.

/s/   Robert S. Taubman                                                         Date:   November  12, 2002
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Robert S. Taubman
Chairman of the Board of Directors,
President, and Chief Executive Officer